PIMCO ETF Trust

Supplement Dated August 21, 2020 to the

Actively Managed Exchange-Traded Funds Prospectus dated October 31, 2019, as supplemented from time to time (the “Prospectus”), and to the Statement of Additional Information dated

October 31, 2019, as supplemented from time to time (the “SAI”)

Important Information Related to the PIMCO Enhanced Low Duration Active

Exchange-Traded Fund (the “Fund”)

The Fund’s current contractual management fee waiver of 0.07% of the average daily net assets of the Fund, in effect through October 31, 2020, will not be renewed.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP1_082120